                         SEMIANNUAL REPORT / JUNE 30 1999

                           AIM GLOBAL UTILITIES FUND


                                  [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                          [THUMBNAIL OF COVER ARTWORK]

                      -------------------------------------

                      TULIP FIELDS AND WINDMILL IN HOLLAND

                      BY CLAUDE MONET (1840-1926, FRENCH)

       STANDING TALL AGAINST THE HORIZON WITH SAILS WHIRLING IN THE AIR,

       WINDMILLS HAVE PLAYED AN IMPORTANT PART IN THE  HISTORIC AND ECO-

         NOMIC DEVELOPMENT OF CIVILIZATION THROUGH THE CENTURIES. LIKE

        THEIR PREDECESSORS, TODAY'S NETWORK OF GLOBAL UTILITIES ENABLES

                          OUR CONTINUING ADVANCEMENT.

                      -------------------------------------

AIM Global Utilities Fund is for shareholders who seek high current income and capital appreciation through a portfolio primarily of common and preferred stocks of public utility companies.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Global Utilities Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The Dow Jones Average of 15 Utilities is a weighted average of the performance of 15 large publicly traded utility stocks.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lipper Utility Funds Index is an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual-fund performance monitor.
o The Nasdaq (National Association of Securities Dealers Automated Quotation system) Composite Index is a market-value-weighted index comprising all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq system. It includes more than 5,000 companies and is often considered representative of the small and medium-size company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A
                  BANK AND IS NOT INSURED OR GUARANTEED BY THE
                    FEDERAL DEPOSIT INSURANCE CORPORATION OR
                    ANY OTHER GOVERNMENT AGENCY. THERE IS A
                        RISK THAT YOU COULD LOSE SOME OR
                               ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                            AIM GLOBAL UTILITIES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on many of your minds may be, "How will the year 2000 computer
    [PHOTO OF       issue affect AIM and my investments?" We would like you to
    Charles T.      feel comfortable. We are pleased to be able to report to you
     Bauer,         that as of June 1999 we achieved a major milestone toward
   Chairman of      year 2000 compliance status: we have successfully completed
  the Board of      the testing of all of our mission-critical systems.
    THE FUND            Earlier this year, AIM participated in an industrywide
  APPEARS HERE]     test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,


/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.


                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                     -------------------------------------


                            AIM GLOBAL UTILITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

===========================================================================================================================
TOP 10 EQUITY HOLDINGS                           TOP 10 INDUSTRIES                           TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------
 1. Williams Companies, Inc. (The)       2.81%    1. Electric Companies            24.25%     1. United States       75.53%
 2. MCI WorldCom, Inc.                   2.74     2. Telephone                     21.34      2. United Kingdom       5.37
 3. Ameritech Corp.                      2.72     3. Telecommunications            10.31      3. Canada               4.17
                                                     (Long Distance)
 4. SBC Communications, Inc.             2.70     4. Natural Gas                    8.61      4. Netherlands          1.82
 5. Lucent Technologies, Inc.            2.16     5. Communications Equipment       7.09      5. Spain                1.80
 6. National Grid Co. PLC                1.60     6. Power Producers (Independent)  3.52      6. France               1.73
 7. Qwest Communications                 1.56     7. Broadcasting (Television,      3.48      7. Finland              1.62
    International Inc.                               Radio & Cable)
 8. CenturyTel, Inc.                     1.48     8. Computers (Networking)         2.63      8. Italy                0.89
 9. Redback Networks, Inc.               1.44     9. Water Utilities                2.04      9. Germany              0.84
10. Nokia Oyj. A.B.-Class A-ADR          1.33    10. Telecommunications             1.97     10. Japan                0.70
                                                     (Cellular/Wireless)

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================================================


TELECOMMUNICATIONS HOLDINGS BOOST FUND PERFORMANCE

HOW DID AIM GLOBAL UTILITIES FUND PERFORM?
For the six-month reporting period ended June 30, 1999, cumulative total return for AIM Global Utilities Fund was a solid 6.96% for Class A shares, and 6.61% for Class B shares and Class C shares. These returns are computed at net asset value, that is, without the effect of sales charges. Fund performance during the reporting period was competitive with the 6.78% return of the Lipper Utility Funds Index and outpaced the Dow Jones Average of 15 Utilities, which returned 3.17%.
    Net assets under management totaled $318.5 million at the reporting period's end.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
U.S. equity markets regained their momentum in the first half of 1999 as major market indexes--the Dow, S&P 500, and Nasdaq--reached record highs. During the first quarter of 1999, the broadening of earnings sparked investor interest in mid- and small-cap companies. The recovery extended to a wide range of industries that had suffered during the market narrowness of the last few years. As a result of this dramatic shift in market sentiment, traditional large-cap growth stocks were no longer the dominant market drivers at the reporting period's end.
    In Europe, stock market indexes have returned to the historic highs reached in mid-1998, but in U.S.-dollar terms were still lower. The euro has had a weak start since its inception in January, caused by a weakening of sentiment toward the region when economic growth disappointed. Meanwhile, economic growth around the rest of the world showed signs of improvement or continued to be strong, as in the United States.
    On June 30, the Federal Reserve Board raised the federal funds rate from 4.75% to 5% to slow economic growth and combat inflation.

WHAT EFFECTS DO RISING RATES HAVE ON UTILITY STOCKS?
As a group, since the mid-1980s, utilities have tended to perform better in the months ahead of Fed tightening. That's because, as the Fed starts to tighten, the desired outcome is to slow the economy, which makes traditional growth sectors, like technology and health care, less attractive. In that environment, higher-yielding utilities are a better performing asset than growth stocks, since investors regard utility stocks as a surrogate hedge against inflation.

WHAT HOLDINGS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE SO FAR IN 1999?
The best-performing stocks during the reporting period were in the domestic telecommunications area. MCI WorldCom boosted fund performance because the company was well positioned to take advantage of the fastest-growing segment of the telecommunications industry--data com-

          See important fund and index disclosures inside front cover.

                            AIM GLOBAL UTILITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL UTILITIES FUND VS. DOW JONES AVERAGE OF 15 UTILITIES

6/30/89-6/30/99

================================================================================
[BAR CHART]

FUND CLASS A SHARES                              $31,934

DOW JONES AVERAGE OF 15 UTILITIES                $26,751

Source: Lipper, Inc.
================================================================================

Fund performance includes sales charges, expenses, and management fees.
    Past performance is no guarantee of comparable future results.
    MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES

  10 Years                   12.31%
   5 Years                   16.34
   1 Year                     7.46

CLASS B SHARES

Since Inception (9/1/93)     10.47%
   5 Years                   16.53
   1 Year                     7.88

CLASS C SHARES

Since Inception (8/4/97)     16.92%
   1 Year                    11.84

================================================================================

munications. Qwest Communications also contributed positively to the fund's strong performance. The company is building a national network designed to accommodate state-of-the-art data communication.
    The fund participated successfully in the initial public offering (IPO) of Redback Networks, which provides subscriber management products to the growing market for high-speed data and voice communications. According to Hoover's Inc., a leading provider of business information on the Web, Redback Networks was the best-returning IPO launched during the second quarter of 1999, up more than 446% through quarter-end.
    The Williams Companies, the fund's largest holding on June 30, also helped fund performance. The firm's natural gas business got a boost when battered oil and natural gas prices recovered in early 1999, while its telecommunications group continued to enjoy increasing voice and data traffic.

ELECTRIC COMPANIES REPRESENTED ONE OF THE FUND'S LARGEST INDUSTRIES ON JUNE 30. WHAT ARE THE MAJOR TRENDS IN THIS INDUSTRY?
Deregulation is changing the U.S. electric utility market in several ways. First, fewer electric companies are paying high dividends. This trend continues as corporations reinvest their earnings to promote growth, rather than pay dividends. Secondly, deregulation has prompted a number of electric utilities to look beyond their original markets. Some electric companies are exiting the power generation part of the business, which is the part that is turning very competitive, and are focusing on distribution, which remains regulated. An example of this type of company is Sierra Pacific Resources, which purchases power and then sells it to some 287,000 clients in Nevada and California. On the other hand, another group of electric companies is focusing on the competitive power generation and related businesses. The aim of these companies is clearly to boost their growth rates.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?
We continue to see many opportunities in the utilities sector. Deregulation in the United States and privatization abroad are two powerful forces that are opening up markets worldwide, allowing well-managed companies to reap the benefits. There are plenty of opportunities in domestic stocks, especially in the telecommunications industry. Many telecommunications firms have transformed themselves into high-growth businesses by taking advantage of growing markets for Internet, data and cellular service. Consumer demand for high-speed Internet access is on the rise, and analysts believe the next two years will be a boom for broadband technology--with which a single channel can carry several channels simultaneously. The strong demand for broadband access is leading to increased expenditures by competitive local exchange carriers as they prepare for competition. In the domestic market, we expect the merger activity between telecommunications firms and the regional Bells to continue, as exemplified by the recently proposed joining of SBC Communications and Ameritech. Given the fund's sizable stake in telecommunications and telephone stocks, we believe that AIM Global Utilities Fund is poised to benefit from these trends.


          See important fund and index disclosures inside front cover.

                            AIM GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-54.01%

BROADCASTING (TELEVISION, RADIO & CABLE)-1.96%

United GlobalCom, Inc.(a)                31,000   $  2,096,375
--------------------------------------------------------------
Univision Communications, Inc.(a)        63,000      4,158,000
--------------------------------------------------------------
                                                     6,254,375
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.81%

ANTEC Corp.(a)                           45,000      1,442,812
--------------------------------------------------------------
Copper Mountain Networks, Inc.(a)        11,000        849,750
--------------------------------------------------------------
Juniper Networks, Inc.(a)                 8,100      1,206,900
--------------------------------------------------------------
Lucent Technologies, Inc.               102,200      6,892,112
--------------------------------------------------------------
NorthPoint Communications Group,
  Inc.(a)                                51,500      1,879,750
--------------------------------------------------------------
Tellabs, Inc.(a)                         45,000      3,040,312
--------------------------------------------------------------
                                                    15,311,636
--------------------------------------------------------------

COMPUTERS (NETWORKING)-2.24%

Cisco Systems, Inc.(a)                   20,000      1,290,000
--------------------------------------------------------------
Redback Networks, Inc.(a)                36,400      4,570,475
--------------------------------------------------------------
Rhythms NetConnections, Inc.(a)          22,000      1,284,250
--------------------------------------------------------------
                                                     7,144,725
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.24%

Covad Communications Group, Inc.(a)      14,100        751,706
--------------------------------------------------------------

ELECTRIC COMPANIES-13.65%

Allegheny Energy, Inc.                   82,100      2,632,331
--------------------------------------------------------------
BEC Energy                               40,000      1,650,000
--------------------------------------------------------------
Carolina Power & Light Co.               48,800      2,089,250
--------------------------------------------------------------
DQE, Inc.                                76,500      3,069,563
--------------------------------------------------------------
Edison International                    139,000      3,718,250
--------------------------------------------------------------
Energy East Corp.                       112,000      2,912,000
--------------------------------------------------------------
FirstEnergy Corp.                        50,000      1,550,000
--------------------------------------------------------------
FPL Group, Inc.                          63,000      3,441,375
--------------------------------------------------------------
IPALCO Enterprises, Inc.                 42,000        889,875
--------------------------------------------------------------
New Century Energies, Inc.               52,000      2,018,250
--------------------------------------------------------------
NiSource, Inc.                          101,000      2,607,063
--------------------------------------------------------------
Pinnacle West Capital Corp.              81,000      3,260,250
--------------------------------------------------------------
Public Service Co. of New Mexico         74,000      1,470,750
--------------------------------------------------------------
Sierra Pacific Resources                 45,500      1,655,063
--------------------------------------------------------------
Southern Co.                            130,000      3,445,000
--------------------------------------------------------------
Teco Energy, Inc.                       137,000      3,116,750
--------------------------------------------------------------
Texas Utilities Co.                      60,000      2,475,000
--------------------------------------------------------------
Unicom Corp.                             38,000      1,465,375
--------------------------------------------------------------
                                                    43,466,145
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.97%

Quanta Services, Inc.(a)                 70,000      3,080,000
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.61%

Superior TeleCom, Inc.                   77,950   $  1,948,750
--------------------------------------------------------------

NATURAL GAS-3.94%

Enron Corp.                              30,000      2,452,500
--------------------------------------------------------------
Public Service Co. of North
  Carolina, Inc.                         40,000      1,170,000
--------------------------------------------------------------
Williams Companies, Inc. (The)          209,900      8,933,869
--------------------------------------------------------------
                                                    12,556,369
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.31%

AES Corp.(a)                             34,000      1,976,250
--------------------------------------------------------------
MidAmerican Energy Holdings Co.(a)       63,200      2,188,300
--------------------------------------------------------------
                                                     4,164,550
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.39%

Alexandria Real Estate Equities, Inc.    52,500      1,640,625
--------------------------------------------------------------
Boston Properties, Inc.                  48,000      1,722,000
--------------------------------------------------------------
Crescent Real Estate Equities, Co.       26,400        627,000
--------------------------------------------------------------
Golf Trust of America, Inc.              18,000        439,875
--------------------------------------------------------------
                                                     4,429,500
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.29%

Convergys Corp.(a)                      160,000      3,080,000
--------------------------------------------------------------
Metzler Group, Inc.(a)                   37,200      1,027,650
--------------------------------------------------------------
                                                     4,107,650
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/ WIRELESS)-0.45%

Phone.com, Inc.(a)                       25,700      1,439,200
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-6.17%

AT&T Corp.                               58,350      3,256,659
--------------------------------------------------------------
Global TeleSystems Group, Inc.(a)        14,600      1,182,600
--------------------------------------------------------------
IXC Communications, Inc.(a)              65,000      2,555,313
--------------------------------------------------------------
MCI WorldCom, Inc.(a)                   101,326      8,739,368
--------------------------------------------------------------
WinStar Communications, Inc.(a)          80,064      3,903,120
--------------------------------------------------------------
                                                    19,637,060
--------------------------------------------------------------

TELEPHONE-14.54%

Ameritech Corp.                         117,700      8,650,950
--------------------------------------------------------------
Bell Atlantic Corp.                      49,000      3,203,375
--------------------------------------------------------------
BellSouth Corp.                          71,800      3,365,625
--------------------------------------------------------------
CenturyTel, Inc.                        118,800      4,722,300
--------------------------------------------------------------
Cincinnati Bell, Inc.                   160,000      3,990,000
--------------------------------------------------------------
GTE Corp.                                36,600      2,772,450
--------------------------------------------------------------
McLeodUSA, Inc.-Class A(a)               40,000      2,200,000
--------------------------------------------------------------
Nextlink Communications,
  Inc.-Class A(a)                        19,400      1,442,875
--------------------------------------------------------------
Qwest Communications
  International, Inc.(a)                150,000      4,959,375
--------------------------------------------------------------
SBC Communications, Inc.                148,000      8,584,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TELEPHONE-(CONTINUED)

Time Warner Telecom, Inc.(a)             83,800   $  2,430,200
--------------------------------------------------------------
                                                    46,321,150
--------------------------------------------------------------

WATER UTILITIES-0.44%

Azurix Corp.(a)                          70,000      1,400,000
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $81,601,080)                           172,012,816
--------------------------------------------------------------

FOREIGN STOCKS-19.69%

AUSTRALIA-0.35%

Telstra Corp. Ltd. (Telephone)          195,000      1,115,928
--------------------------------------------------------------

AUSTRIA-0.57%

Oesterreichische
  Elektrizitaetswirtschafts A.G.-
  Class A (Electric Companies)           12,500      1,819,009
--------------------------------------------------------------

BELGIUM-0.48%

Electrabel S.A. (Electric Companies)     4,700      1,516,116
--------------------------------------------------------------

BERMUDA-0.66%

Global Crossing Ltd.
  (Telecommunications- Long
  Distance)(a)                           49,123      2,093,868
--------------------------------------------------------------

CANADA-1.60%

AT&T Canada, Inc. (Telephone)(a)         30,000      1,921,875
--------------------------------------------------------------
BCT.Telus Communications, Inc.
  (Telephone)                            55,383      1,330,536
--------------------------------------------------------------
BCT.Telus Communications,
  Inc.-Class A (Telephone)               18,461        436,621
--------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas)     71,900      1,420,025
--------------------------------------------------------------
                                                     5,109,057
--------------------------------------------------------------

DENMARK-0.53%

Tele Danmark A.S.-ADR (Telephone)        65,000      1,673,750
--------------------------------------------------------------

ESTONIA-0.11%

AS Eesti Telekom-GDR
  (Telecommunications-
  Cellular/Wireless) (Acquired
  02/11/99; Cost $338,188)(b)            18,330        363,850
--------------------------------------------------------------

FINLAND-1.62%

Fortum Corp. (Electric Companies)        70,450        340,521
--------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)             46,400      4,248,500
--------------------------------------------------------------
Sonera Group Oyj
  (Telecommunications-
  Cellular/Wireless)                     25,900        565,882
--------------------------------------------------------------
                                                     5,154,903
--------------------------------------------------------------

FRANCE-1.38%

France Telecom S.A.-ADR
  (Communications Equipment)             39,000      3,003,000
--------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing- Diversified)            5,100        919,285
--------------------------------------------------------------
Vivendi (Services-Commercial &
  Consumer)                               6,000        485,722
--------------------------------------------------------------
                                                     4,408,007
--------------------------------------------------------------

GERMANY-0.84%

RWE A.G. (Electric Companies)            28,100      1,300,008
--------------------------------------------------------------
Viag A.G.
  (Manufacturing-Diversified)             2,900   $  1,368,843
--------------------------------------------------------------
                                                     2,668,851
--------------------------------------------------------------

GREECE-0.10%

Panafon Hellenic Telecom S.A.-GDR
  (Telecommunications-Cellular/Wireless)
  (Acquired 11/20/98; Cost
  $244,080)(a)(b)                        13,500        327,375
--------------------------------------------------------------

HUNGARY-0.37%

Magyar Tavkozlesi Rt-ADR
  (Telecommunications-Long
  Distance)                              42,700      1,174,250
--------------------------------------------------------------

ITALY-0.89%

AEM S.p.A. (Electric Companies)         645,000      1,149,995
--------------------------------------------------------------
Societa Nordelettrica S.p.A.
  (Electric Companies)                  570,000      1,674,210
--------------------------------------------------------------
                                                     2,824,205
--------------------------------------------------------------

JAPAN-0.70%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                                 850        990,905
--------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp.-ADR
  (Telecommunications-Long
  Distance)                              20,000      1,252,500
--------------------------------------------------------------
                                                     2,243,405
--------------------------------------------------------------

NETHERLANDS-1.82%

Equant N.V.
  (Computers-Networking)(a)               3,400        313,261
--------------------------------------------------------------
Equant N.V.-ADR
  (Computers-Networking)(a)               9,900        931,838
--------------------------------------------------------------
Libertel N.V.
  (Telecommunications-Cellular/
  Wireless)(a)                           75,000      1,468,605
--------------------------------------------------------------
TNT Post Group N.V.-ADR (Air
  Freight)                               44,726      1,073,424
--------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Broadcasting-Television,
  Radio & Cable)(a)                      37,000      2,005,754
--------------------------------------------------------------
                                                     5,792,882
--------------------------------------------------------------
NEW ZEALAND-0.20%
Contact Energy Ltd. (Electric
  Companies)(a)                         391,000        633,466
--------------------------------------------------------------
PORTUGAL-0.70%
Electricidade de Portugal, S.A.
  (Electric Companies)                   32,000        575,817
--------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric Companies)          46,000      1,650,250
--------------------------------------------------------------
                                                     2,226,067
--------------------------------------------------------------

SOUTH KOREA-0.56%

Korea Telecom Corp.-ADR  (Telephone)(a)  44,800      1,792,000
--------------------------------------------------------------

SPAIN-1.80%

Autopistas Concesionaria Espanola
  S.A. (Services-Commercial &
  Consumer)                              77,000        900,693
--------------------------------------------------------------
Endesa S.A. (Electric Companies)         34,000        724,635
--------------------------------------------------------------
Telefonica S.A.-ADR (Telephone)(a)       27,883      4,102,245
--------------------------------------------------------------
                                                     5,727,573
--------------------------------------------------------------

SWITZERLAND-0.65%

Swisscom A.G. (Telephone)                 5,500      2,068,467
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

UNITED KINGDOM-3.76%

Hyder PLC (Water Utilities)              57,924   $    689,335
--------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                            131,526        915,308
--------------------------------------------------------------
Orange PLC (Telephone)(a)                69,000      1,011,480
--------------------------------------------------------------
PowerGen PLC (Electric Companies)       136,949      1,476,522
--------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                             40,900      1,753,588
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            201,550      1,740,959
--------------------------------------------------------------
United Utilities PLC (Water
  Utilities)                            206,936      2,514,870
--------------------------------------------------------------
Yorkshire Water PLC (Water
  Utilities)                            270,407      1,879,670
--------------------------------------------------------------
                                                    11,981,732
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $40,119,173)                                  62,714,761
--------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS-2.40%

COMPUTERS (SOFTWARE & SERVICES)-0.91%

PSINet, Inc., $3.375 Conv. Pfd.          60,000      2,895,000
--------------------------------------------------------------

NATURAL GAS-1.16%

El Paso Energy Cap Trust, Inc.-
  $2.375 Conv. Pfd.                      74,500      3,687,750
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.14%

WinStar Communications, Inc.-
  $3.50 Conv. Pfd.                        8,000        448,000
--------------------------------------------------------------

TELEPHONE-0.19%

Nextlink Communications, Inc.,
  $3.25 Conv. Pfd.                        3,000        273,375
--------------------------------------------------------------
  (Acquired 03/26/98; Cost
    $180,000)(b)                          3,600        328,050
--------------------------------------------------------------
                                                       601,425
--------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $7,666,288)                       7,632,175
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES-1.92%

COMPUTERS (HARDWARE)-1.13%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 7.00%, 05/01/03
  (Acquired 04/17/98-11/30/98;
  Cost $4,509,350)(b)               $ 4,605,000   $  3,591,900
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.79%

Global Telesystems Group, Conv.
  Notes, 8.75%, 06/30/00                620,000      2,523,400
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $5,631,765)                              6,115,300
--------------------------------------------------------------

U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES-11.30%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.88%

Comcast Cable Communications,
  Unsec. Unsub. Notes, 6.20%,
  11/15/08                            2,000,000      1,866,140
--------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb.,
  9.50%, 01/15/08                   $   900,000   $    942,750
--------------------------------------------------------------
                                                     2,808,890
--------------------------------------------------------------

ELECTRIC COMPANIES-3.57%

Cleveland Electric Illuminating
  Co. (The), Series D Sr. Sec.
  Notes, 7.43%, 11/01/09              1,500,000      1,511,295
--------------------------------------------------------------
Commonwealth Edison Co., First
  Mortgage Notes, 7.50%, 07/01/13     1,300,000      1,366,703
--------------------------------------------------------------
El Paso Electric Co.
  Series D Sec. First Mortgage
    Bonds, 8.90%, 02/01/06            1,425,000      1,536,862
--------------------------------------------------------------
  Series E Sec. First Mortgage
    Bonds, 9.40%, 05/01/11            1,900,000      2,136,189
--------------------------------------------------------------
Texas-New Mexico Power, Sr. Sec.
  Notes, 6.25%, 01/15/09              2,750,000      2,454,843
--------------------------------------------------------------
Western Resources, Inc.
  Sr. Unsec. Notes, 6.25%,
    08/15/03                          1,500,000      1,473,345
--------------------------------------------------------------
  Sr. Unsec. Notes, 7.125%,
    08/01/09                            900,000        895,356
--------------------------------------------------------------
                                                    11,374,593
--------------------------------------------------------------

NATURAL GAS-2.07%

Dynegy, Inc., Sr. Unsec. Deb.,
  7.125%, 05/15/18                    1,400,000      1,308,888
--------------------------------------------------------------
K N Energy, Inc., Unsec. Deb.,
  7.35%, 08/01/26                     3,000,000      2,963,790
--------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%,
  08/15/04                            2,205,000      2,308,040
--------------------------------------------------------------
                                                     6,580,718
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.60%

Tennessee Gas Pipeline Co., Unsec.
  Bonds, 7.00%, 03/15/27              1,900,000      1,899,924
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-2.21%

AES Corp.
  Sr. Sub. Notes, 10.25%, 07/15/06      925,000        952,750
--------------------------------------------------------------
  Sr. Notes, 8.00%, 12/31/08          2,500,000      2,362,500
--------------------------------------------------------------
Indiana Michigan Power, Sec. Lease
  Obligation Bonds, 9.82%,
  12/07/22                            3,020,986      3,723,184
--------------------------------------------------------------
                                                     7,038,434
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.48%

AT&T Corp., Sr. Notes, 7.75%,
  03/01/07                            1,850,000      1,960,963
--------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec.
  Gtd. Notes, 6.875%, 11/15/28        3,000,000      2,747,640
--------------------------------------------------------------
                                                     4,708,603
--------------------------------------------------------------

TELEPHONE-0.49%

SBC Communications, Inc., Deb.,
  7.375%, 07/15/43                    1,600,000      1,569,696
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $37,284,926)                      35,980,858
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
NON-U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS &
  NOTES-1.96%(C)

FRANCE-0.35%

France Telecom (Telephone), Conv.
  Bonds, 2.00%, 01/01/04       FRF  $ 6,455,040   $  1,123,131
--------------------------------------------------------------

UNITED KINGDOM-1.61%

National Grid Co. PLC (Electric
  Companies), Conv. Bonds, 4.25%,
  02/17/08       GBP                  2,760,000      5,106,341
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible
      Bonds & Notes (Cost
      $5,712,741)                                    6,229,472
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES-2.57%(C)

CANADA-2.57%

Bell Canada
  (Telecommunications-Cellular/
  Wireless)
  Series EW Deb., 8.80%,
    08/17/05     CAD                    950,000        737,486
--------------------------------------------------------------
  Unsec. Deb., 10.875%, 10/11/04      1,700,000      1,382,905
--------------------------------------------------------------
Clearnet Communications, Inc.
  (Telephone), Unsec. Sr. Disc.
  Notes, 5.303%, 02/15/09(d)          3,000,000      1,119,783
--------------------------------------------------------------
Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03        2,400,000      1,766,716
--------------------------------------------------------------
TransCanada Pipelines (Natural Gas)
  Series Q Deb., 10.625%,
    10/20/09    CAD                 $ 1,750,000   $  1,549,430
--------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06       2,150,000      1,624,092
--------------------------------------------------------------
                                                     8,180,412
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $8,303,088)                                    8,180,412
--------------------------------------------------------------

                                      SHARES
RIGHTS-0.01%
SERVICES (COMMERCIAL & CONSUMER)-0.01%
Autopistas Concesionaria Espanola
  S.A., Bonus Rts. expiring
  07/12/99 (Cost $0)                     77,000   $     44,439
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
REPURCHASE AGREEMENT-5.90%(E)
Chase Securities, Inc., 5.00%,
  07/01/99 (Cost $18,795,027)(f)    $18,795,027   $ 18,795,027
--------------------------------------------------------------
TOTAL INVESTMENTS-99.76%                           317,705,260
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.24%                    750,121
--------------------------------------------------------------
NET ASSETS-100.00%                                $318,455,381
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/99 was $4,611,175 which represented 1.45% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) Step bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 06/30/99 with a maturing value $200,027,778. Collateralized by U.S. Government agency obligations.

Investment Abbreviations:

ADR    - American Depositary Receipt
AUD    - Australian Dollar
CAD    - Canadian Dollars
CHF    - Swiss Franc
Conv.  - Convertible
Ctfs.  - Certificates
Deb.   - Debentures
DECS   - Dividend Enhanced Convertible Stock
Dep.   - Depositary
DEM    - German Deutsche Mark
Disc.  - Discounted
FRF    - French Franc
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd    - Preferred
Rts.   - Rights
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $205,114,088)                              $317,705,260
---------------------------------------------------------
Receivables for:
  Fund shares sold                                411,518
---------------------------------------------------------
  Dividends and interest                        1,648,688
---------------------------------------------------------
Investment for deferred compensation plan          26,617
---------------------------------------------------------
Other assets                                       26,227
---------------------------------------------------------
    Total assets                              319,818,310
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           185,525
---------------------------------------------------------
  Fund shares reacquired                          549,290
---------------------------------------------------------
  Dividends                                        81,018
---------------------------------------------------------
  Deferred compensation                            26,617
---------------------------------------------------------
Accrued advisory fees                             145,687
---------------------------------------------------------
Accrued distribution fees                         263,056
---------------------------------------------------------
Accrued trustees' fees                              2,135
---------------------------------------------------------
Accrued transfer agent fees                        44,659
---------------------------------------------------------
Accrued operating expenses                         64,942
---------------------------------------------------------
    Total liabilities                           1,362,929
---------------------------------------------------------
Net assets applicable to shares outstanding  $318,455,381
---------------------------------------------------------

NET ASSETS:

Class A                                      $199,172,093
=========================================================
Class B                                      $115,486,148
=========================================================
Class C                                      $  3,797,140
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                         8,962,178
=========================================================
Class B                                         5,205,436
=========================================================
Class C                                           171,166
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      22.22
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $22.22 / 94.50%)     $      23.51
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      22.19
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      22.18
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $122,108 foreign
withholding tax)                              $ 2,526,769
---------------------------------------------------------
Interest                                        2,361,279
---------------------------------------------------------
    Total investment income                     4,888,048
---------------------------------------------------------

EXPENSES:

Advisory fees                                     862,165
---------------------------------------------------------
Administrative services fees                       46,220
---------------------------------------------------------
Custodian fees                                     54,874
---------------------------------------------------------
Trustees' fees                                      2,865
---------------------------------------------------------
Distribution fees -- Class A                      239,850
---------------------------------------------------------
Distribution fees -- Class B                      551,495
---------------------------------------------------------
Distribution fees -- Class C                       15,079
---------------------------------------------------------
Transfer agent fees -- Class A                    157,055
---------------------------------------------------------
Transfer agent fees -- Class B                     92,255
---------------------------------------------------------
Transfer agent fees -- Class C                      2,674
---------------------------------------------------------
Other                                             122,503
---------------------------------------------------------
    Total expenses                              2,147,035
---------------------------------------------------------
Less: Expenses paid indirectly                     (1,996)
---------------------------------------------------------
     Net expenses                               2,145,039
---------------------------------------------------------
Net investment income                           2,743,009
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        18,123,725
---------------------------------------------------------
  Foreign currencies                             (184,630)
---------------------------------------------------------
                                               17,939,095
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (159,202)
---------------------------------------------------------
  Foreign currencies                               (4,081)
---------------------------------------------------------
                                                 (163,283)
---------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                      17,775,812
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $20,518,821
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                  JUNE 30,      DECEMBER 31,
                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:
  Net investment income                                         $  2,743,009    $  6,163,727
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               17,939,095      11,466,949
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                       (163,283)     25,167,621
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          20,518,821      42,798,297
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (2,189,420)     (4,323,452)
--------------------------------------------------------------------------------------------
  Class B                                                           (882,147)     (1,627,090)
--------------------------------------------------------------------------------------------
  Class C                                                            (24,180)        (23,697)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                                 --      (7,225,608)
--------------------------------------------------------------------------------------------
  Class B                                                                 --      (4,089,137)
--------------------------------------------------------------------------------------------
  Class C                                                                 --        (109,604)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         (8,403,877)        865,940
--------------------------------------------------------------------------------------------
  Class B                                                         (2,703,969)      8,749,835
--------------------------------------------------------------------------------------------
  Class C                                                            614,629       1,643,746
--------------------------------------------------------------------------------------------
    Net increase in net assets                                     6,929,857      36,659,230
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            311,525,524     274,866,294
--------------------------------------------------------------------------------------------
  End of period                                                 $318,455,381    $311,525,524
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $188,303,212    $198,796,429
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               (421,538)        (68,800)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts           17,985,418          46,323
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              112,588,289     112,751,572
--------------------------------------------------------------------------------------------
                                                                $318,455,381    $311,525,524
============================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid quarterly effective July 99. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
G. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1999, AIM was paid $46,220 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, AFS was paid $184,946 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, Class A, Class B and Class C shares paid AIM Distributors $239,850, $551,495 and $15,079, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $28,122 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $28,469 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1999, the Fund paid legal fees of $2,155 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the six months ended June 30, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $1,937 and $59, respectively under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,996 during the six months ended June 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period. Prior to May 28, 1999, the commitment fee rate was 0.05%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $35,752,488 and $55,865,575, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $117,226,221
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (4,635,068)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $112,591,153
==========================================================

Cost of investments for tax purposes is $205,114,107.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                               JUNE 30,                 DECEMBER 31,
                                 1999                       1998
                       -------------------------   -----------------------
                         SHARES        AMOUNT       SHARES       AMOUNT
                       ----------   ------------   ---------   -----------
Sold:
  Class A                 748,108   $ 15,943,045   2,025,020   $40,729,263
--------------------------------------------------------------------------
  Class B                 472,483      9,985,730   1,124,804    22,635,167
--------------------------------------------------------------------------
  Class C                  87,938      1,865,540     196,103     3,960,554
--------------------------------------------------------------------------
Issued as
 reinvestment of
 dividends:
  Class A                  91,194      1,936,389     520,447    10,555,882
--------------------------------------------------------------------------
  Class B                  35,535        753,343     246,404     4,994,635
--------------------------------------------------------------------------
  Class C                   1,014         21,557       5,787       117,358
--------------------------------------------------------------------------
Reacquired:
  Class A              (1,239,456)   (26,283,311)  (2,500,981) (50,419,205)
--------------------------------------------------------------------------
  Class B                (635,581)   (13,443,042)   (935,494)  (18,879,967)
--------------------------------------------------------------------------
  Class C                 (60,578)    (1,272,468)   (120,588)   (2,434,166)
--------------------------------------------------------------------------
                         (499,343)  $(10,493,217)    561,502   $11,259,521
==========================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998, and for a share of Class C outstanding during the six months ended June 30, 1999, the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                           CLASS A
                                                               -----------------------------------------------------------------
                                                                                                DECEMBER 31,
                                                               JUNE 30,     ----------------------------------------------------
                                                                 1999         1998       1997       1996       1995       1994
                                                               --------     --------   --------   --------   --------   --------
Net asset value, beginning of period                           $  21.01     $  19.26   $  16.01   $  14.59   $  11.85   $  14.09
------------------------------------------------------------   --------     --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                            0.22         0.48       0.47       0.55       0.55       0.59
------------------------------------------------------------   --------     --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.23         2.53       3.26       1.43       2.71      (2.20)
------------------------------------------------------------   --------     --------   --------   --------   --------   --------
    Total from investment operations                               1.45         3.01       3.73       1.98       3.26      (1.61)
------------------------------------------------------------   --------     --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                            (0.24)       (0.46)     (0.47)     (0.56)     (0.52)     (0.60)
------------------------------------------------------------   --------     --------   --------   --------   --------   --------
  Distributions from net realized gains                              --        (0.80)     (0.01)        --         --         --
------------------------------------------------------------   --------     --------   --------   --------   --------   --------
  Returns of capital                                                 --           --         --         --         --      (0.03)
------------------------------------------------------------   --------     --------   --------   --------   --------   --------
    Total distributions                                           (0.24)       (1.26)     (0.48)     (0.56)     (0.52)     (0.63)
------------------------------------------------------------   --------     --------   --------   --------   --------   --------
Net asset value, end of period                                 $  22.22     $  21.01   $  19.26   $  16.01   $  14.59   $  11.85
============================================================   ========     ========   ========   ========   ========   ========
Total return(a)                                                    6.96%       16.01%     23.70%     13.88%     28.07%    (11.57)%
============================================================   ========     ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $199,172     $196,665   $179,456   $164,001   $170,624   $150,515
============================================================   ========     ========   ========   ========   ========   ========
Ratio of expenses to average net assets                            1.13%(b)     1.06%      1.13%      1.17%      1.21%      1.18%
============================================================   ========     ========   ========   ========   ========   ========
Ratio of net investment income to average net assets               2.08%(b)     2.39%      2.79%      3.62%      4.20%      4.67%
============================================================   ========     ========   ========   ========   ========   ========
Portfolio turnover rate                                              12%          38%        26%        48%        88%       101%
============================================================   ========     ========   ========   ========   ========   ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $193,470,148.

                                                                 CLASS B                                    CLASS C
                                       -----------------------------------------------------------  ----------------------------
                                                                      DECEMBER 31,                               DECEMBER 31,
                                       JUNE 30,     ----------------------------------------------  JUNE 30,   -----------------
                                         1999         1998      1997      1996     1995     1994      1999      1998      1997
                                       --------     --------   -------   -------  -------  -------  --------   -------   -------
Net asset value, beginning of period   $  20.98     $  19.24   $ 16.01   $ 14.60  $ 11.84  $ 14.08  $  20.97   $ 19.24   $ 17.67
------------------------------------   --------     --------   -------   -------  -------  -------  --------   -------   -------
Income from investment operations:
  Net investment income                    0.14         0.33      0.34      0.42     0.44     0.47      0.14      0.33      0.13
------------------------------------   --------     --------   -------   -------  -------  -------  --------   -------   -------
  Net gains (losses) on securities
    (both realized and unrealized)         1.24         2.53      3.25      1.44     2.73    (2.19)     1.24      2.52      1.58
------------------------------------   --------     --------   -------   -------  -------  -------  --------   -------   -------
    Total from investment operations       1.38         2.86      3.59      1.86     3.17    (1.72)     1.38      2.85      1.71
------------------------------------   --------     --------   -------   -------  -------  -------  --------   -------   -------
Less distributions:
  Dividends from net investment
    income                                (0.17)       (0.32)    (0.35)    (0.45)   (0.41)   (0.49)    (0.17)    (0.32)    (0.13)
------------------------------------   --------     --------   -------   -------  -------  -------  --------   -------   -------
  Distributions from net realized
    gains                                    --        (0.80)    (0.01)       --       --       --        --     (0.80)    (0.01)
------------------------------------   --------     --------   -------   -------  -------  -------  --------   -------   -------
  Returns of capital                         --           --        --        --       --    (0.03)       --        --        --
------------------------------------   --------     --------   -------   -------  -------  -------  --------   -------   -------
    Total distributions                   (0.17)       (1.12)    (0.36)    (0.45)   (0.41)   (0.52)    (0.17)    (1.12)    (0.14)
------------------------------------   --------     --------   -------   -------  -------  -------  --------   -------   -------
Net asset value, end of period         $  22.19     $  20.98   $ 19.24   $ 16.01  $ 14.60  $ 11.84  $  22.18   $ 20.97   $ 19.24
====================================   ========     ========   =======   =======  =======  =======  ========   =======   =======
Total return(a)                            6.61%       15.14%    22.74%    12.98%   27.16%  (12.35)%    6.61%    15.09%     9.74%
====================================   ========     ========   =======   =======  =======  =======  ========   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $115,486     $111,866   $94,227   $79,530  $70,693  $42,568    $3,797    $2,994    $1,183
====================================   ========     ========   =======   =======  =======  =======  ========   =======   =======
Ratio of expenses to average net
  assets                                   1.88%(b)     1.81%     1.91%    1.96%    1.97%    2.07%     1.88%(b)   1.81%     1.90%(c)
====================================   ========     ========   =======   =======  =======  =======  ========   =======   =======
Ratio of net investment income to
  average net assets                       1.32%(b)     1.64%     2.01%    2.83%    3.44%    3.78%     1.32%(b)   1.64%     2.02%(c)
====================================   ========     ========   =======   =======  =======  =======  ========   =======   =======
Portfolio turnover rate                      12%          38%       26%       48%      88%     101%       12%       38%       26%
====================================   ========     ========   =======   =======  =======  =======  ========   =======   =======

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $111,213,015 and $3,040,858 for Class B and Class C, respectively.
(c) Annualized.

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                       Charles T. Bauer                        11 Greenway Plaza
Chairman                                               Chairman                                Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                       Robert H. Graham
Bruce L. Crockett                                      President                               INVESTMENT ADVISOR
Director
ACE Limited;                                           Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                      Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                     Gary T. Crum                            Houston, TX 77046
                                                       Senior Vice President
Owen Daly II                                                                                   TRANSFER AGENT
Director                                               Dana R. Sutton
Cortland Trust Inc.                                    Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                     Robert G. Alley                         Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;                   Vice President
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and               Stuart W. Coco
President, Mercantile Bankshares                       Vice President                          State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                            Melville B. Cox                         Boston, MA 02110
Chief Executive Officer                                Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                        Karen Dunn Kelley
of the U.S. House of Representatives                   Vice President                          Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                        Edgar M. Larsen                         1735 Market Street
Partner                                                Vice President                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP
                                                       Mary J. Benson                          COUNSEL TO THE TRUSTEES
Robert H. Graham                                       Assistant Vice President and
President and Chief Executive Officer                  Assistant Treasurer                     Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                                                                    919 Third Avenue
                                                       Sheri Morris                            New York, NY 10022
Prema Mathai-Davis                                     Assistant Vice President and
Chief Executive Officer, YWCA of the U.S.A.,           Assistant Treasurer                     DISTRIBUTOR
Commissioner, New York City Dept. for
the Aging; and member of the Board of Directors,       Renee A. Friedli                        A I M Distributors, Inc.
Metropolitan Transportation Authority of               Assistant Secretary                     11 Greenway Plaza
New York State                                                                                 Suite 100
                                                       P. Michelle Grace                       Houston, TX 77046
Lewis F. Pennock                                       Assistant Secretary
Attorney
                                                       Jeffrey H. Kupor
Louis S. Sklar                                         Assistant Secretary
Executive Vice President
Hines Interests                                        Nancy L. Martin
Limited Partnership                                    Assistant Secretary

                                                       Ofelia M. Mayo
                                                       Assistant Secretary

                                                       Lisa A. Moss
                                                       Assistant Secretary

                                                       Kathleen J. Pflueger
                                                       Assistant Secretary

                                                       Samuel D. Sirko
                                                       Assistant Secretary

                                                       Stephen I. Winer
                                                       Assistant Secretary


                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                               MONEY MARKET FUNDS                             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                          leadership in the mutual-fund industry
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund                       since 1976 and managed approximately
AIM Capital Development Fund                                                              $121 billion in assets for more than 6.3
AIM Constellation Fund                     INTERNATIONAL GROWTH FUNDS                     million shareholders, including
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund           individual investors, corporate clients
AIM Large Cap Growth Fund                  AIM Asian Growth Fund                          and financial institutions, as of June
AIM Mid Cap Equity Fund(A)                 AIM Developing Markets Fund                    30, 1999.
AIM Select Growth Fund                     AIM Europe Growth Fund                             The AIM Family of Funds--Registered
AIM Small Cap Growth Fund(B)               AIM European Development Fund                  Trademark-- is distributed nationwide,
AIM Small Cap Opportunities Fund           AIM International Equity Fund                  and AIM today is the 10th-largest
AIM Value Fund                             AIM Japan Growth Fund                          mutual-fund complex in the United States
AIM Weingarten Fund                        AIM Latin American Growth Fund                 in assets under management, according to
                                           AIM New Pacific Growth Fund                    Strategic Insight, an independent
GROWTH & INCOME FUNDS                                                                     mutual-fund monitor.
AIM Advisor Flex Fund                      GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund           AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund               AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(C)                    GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                           AIM Global Growth & Income Fund
                                           AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                     GLOBAL INCOME FUNDS
AIM High Yield Fund                        AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                     AIM Global Government Income Fund
AIM Income Fund                            AIM Global Income Fund
AIM Intermediate Government Fund           AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                           THEME FUNDS
TAX-FREE INCOME FUNDS                      AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund             AIM Global Financial Services Fund
AIM Municipal Bond Fund                    AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund             AIM Global Resources Fund
                                           AIM Global Telecommunications and Technology Fund(E)
                                           AIM Global Trends Fund(F)



(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                             [INSERT AIM LOGO HERE]

                                  Invest with DISCIPLINE--Registered Trademark--